                                                                   EXHIBIT 10.20

               THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
            AT 4:00 P.M. (PACIFIC STANDARD TIME) ON OCTOBER 19, 2003

                                    WARRANTS
                          TO PURCHASE COMMON SHARES OF
                                 NETSTAFF, INC.


             THIS IS TO CERTIFY THAT JAMIE SPANGLER (the "Holder") has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to 50,000 fully paid and non-assessable shares of common stock(the "Shares") in the capital of NETSTAFF, INC. (hereinafter called the "Company") for a period of three years from October 20, 2000, until 4:00 p.m. (Pacific Standard Time) on October 20, 2003 (the "Expiry Date") at a price of $0.15 per Share.

1. ONE WARRANT AND $0.15 ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS 50,000 WARRANTS.

2. THESE WARRANTS ARE ISSUED SUBJECT TO THE TERMS AND CONDITIONS ATTACHED TO THE WARRANTS ISSUED BY THE COMPANY (THE "TERMS AND CONDITIONS") AND DATED OCTOBER 20, 2000, AND THE WARRANT HOLDER MAY EXERCISE THE RIGHT TO PURCHASE SHARES ONLY IN ACCORDANCE WITH THOSE TERMS AND CONDITIONS.

3. A COPY OF THE TERMS AND CONDITIONS MAY BE OBTAINED FROM THE OFFICES OF THE COMPANY IN THE CITY OF SAN FRANCISCO, CALIFORNIA.

4. NOTHING CONTAINED HEREIN OR IN THE TERMS AND CONDITIONS WILL CONFER ANY RIGHT UPON THE HOLDER HEREOF OR ANY OTHER PERSON TO SUBSCRIBE FOR OR PURCHASE ANY SHARES AT ANY TIME SUBSEQUENT TO THE EXPIRY DATE, AND FROM AND AFTER SUCH TIME, THIS WARRANT AND ALL RIGHTS HEREUNDER WILL BE VOID AND OF NO VALUE.

             IN WITNESS WHEREOF the Company has caused its common seal to be affixed and this Warrant to be signed by the undersigned, this 20th day of October, 2000.

NETSTAFF, INC.


Per: /s/PATRICK RYLEE
    -----------------------------------
     Authorized Signatory

PLEASE NOTE THAT ALL SHARE CERTIFICATES MUST BE LEGENDED AS FOLLOWS:

"THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

                              FORM OF SUBSCRIPTION

TO: NETSTAFF, INC.


The undersigned Holder of the within Warrants hereby subscribes for ____________ shares of common stock (the "Shares") of NetStaff, Inc. (the "Company) pursuant to the within Warrants at $0.15 per Share on the terms specified in the said Warrants.

The undersigned hereby directs that the Shares be registered as follows:


NAME(S) IN FULL              ADDRESS(ES)               NUMBER OF SHARES
---------------              -----------               ----------------

-------------------------    --------------------      ------------------------

-------------------------    --------------------      ------------------------

-------------------------    --------------------      ------------------------

                             TOTAL:
                                                       ------------------------

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this ________ day of __________________, 20___.

In the presence of:



---------------------------------             ----------------------------------
Signature of Witness                          Signature of Warrant Holder

Please print below your name and address in full.

Name
    -----------------------------------

Address
       --------------------------------

       --------------------------------

              TERMS AND CONDITIONS DATED OCTOBER 20, 2000, ATTACHED TO THE WARRANTS ISSUED BY NETSTAFF, INC. TO JAMIE SPANGLER

ARTICLE 1 - INTERPRETATION

SECTION 1.1 - DEFINITIONS

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

        (a) "Company" means NETSTAFF, INC. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

        (b) "Company's Auditors" means an independent firm of accountants duly appointed as auditors of the Company;

        (c) "Director" means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

        (d) "herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section," followed by a number refer to the specified Article or Section of these Terms and Conditions;

        (e) "person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

        (f) "shares" means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

        (g) "Warrant Holders" or "Holders" means the holders of the Warrants; and

        (h) "Warrants" means the warrants of the Company issued and presently authorized, as set out in Section 2.01 hereof and for the time being outstanding to, JAMIE SPANGLER.

SECTION 1.2 - GENDER

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

SECTION 1.3 - INTERPRETATION NOT AFFECTED BY HEADINGS

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

SECTION 1.4 - APPLICABLE LAW

The Warrants will be construed in accordance with the laws of the State of California applicable thereto and will be treated in all respects as California contracts.

ARTICLE 2 - ISSUE OF WARRANTS

SECTION 2.1 - ISSUE OF WARRANTS

Warrants entitling the Holder thereof to purchase up to an aggregate of 50,000 shares have been authorized to be issued by the Company. This Warrant certificate represents 50,000 Warrants.

SECTION 2.2 - ADDITIONAL WARRANTS

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

SECTION 2.3 - WARRANT TO RANK PARI-PASSU

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari-passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

SECTION 2.4 - ISSUE IN SUBSTITUTION FOR LOST WARRANTS

(1) In case a Warrant Certificate becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant Certificate and the substituted Warrant Certificate will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(2) The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

SECTION 2.5 - WARRANT HOLDER NOT A SHAREHOLDER

The holding of a Warrant will not constitute the holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

ARTICLE 3 - NOTICE

SECTION 3.1 - NOTICE TO WARRANT HOLDERS

Any notice to be given to the Holders shall be given in writing and will be given by personal delivery, telecopied or sent by prepaid registered post addressed to the Holder at the address of the Holder appearing on the Holder's Warrant Certificate or to such other address as the Holder may advise the Company by notice in writing, or by electronic means of communication.

The date of receipt of such notice shall be the date of delivery thereof if delivered or telecopied, or, if given by registered mail, shall be deemed to be the fourth business day after the same shall have been so mailed except in the case of interruption of postal services for any reason whatever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

SECTION 3.2 - NOTICE TO THE COMPANY

Any notice to be given to the Company shall be given in writing and will be given by personal delivery, telecopied or sent by prepaid registered post addressed to the Company at its business office, or delivered to the Company at its business office or to such other address as the Company may advise the Holder by notice in writing, or by electronic means of communication.

The date of receipt of such notice shall be the date of delivery thereof if delivered or telecopied, or, if given by registered mail, shall be deemed to be the fourth business day after the same shall have been so mailed except in the case of interruption of postal services for any reason whatever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

ARTICLE 4 - EXERCISE OF WARRANTS

SECTION 4.1 - METHOD OF EXERCISE OF WARRANTS

The right to purchase shares conferred by the Warrants may be exercised by the Holder of such Warrant surrendering it, with a duly completed and executed subscription form and a bank draft or certified cheque payable to or to the order of the Company, at par, in San Francisco, California, for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company, at its principal office in San Francisco, California.

SECTION 4.2 ALTERNATE METHOD OF EXERCISE

In lieu of exercising Warrants as provided for in Section 4.1 above, the Holder may elect to receive shares equal to the value of the Warrants (or any portion thereof) by surrendering the Warrant Certificate together with a notice of such election to the Company at its principal office in San Francisco, California, in which case the Holder shall be entitled to receive that number of shares of the Company calculated as follows:

                 X   =  Y (A - B)
                           -----
                             A

          where:

                 X   =     the number of shares of the Company to be issued to
                           the Holder

                 Y   =     the number of Warrants which are being exercised

                 A   =     the fair market value of one share of the Company as
                           at the date the notice of exercise is received by the Company; and

                 B   =     the exercise price of the Warrants

and for the purposes of this section the "fair market value" of one share of the Company shall be the average closing price of the Company's shares for the five trading days immediately preceding the date the notice of exercise is received by the Company where the Company's shares trade on a recognized stock exchange or national market system and shall be the average of the mean of the closing bid and ask prices for such shares for the five trading days immediately preceding the date the notice of exercise is received by the Company where the Company's shares trade over-the-counter.

SECTION 4.3 - EFFECT OF EXERCISE OF WARRANTS

(1) Upon exercise as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the holder or holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such exercise.

(2) Within ten business days after exercise as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant Certificate surrendered.

SECTION 4.4 - SUBSCRIPTION FOR LESS THAN ENTITLEMENT

The Holder of any Warrant Certificate may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of common shares less than the number which can be purchased pursuant to a Warrant Certificate, the Holder, upon exercise thereof, will in addition be entitled to receive on that same date ("New Date") a new Warrant Certificate effective as of the New Date in respect of the balance of the shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.

SECTION 4.5 - WARRANTS FOR FRACTIONS OF SHARES

To the extent that the holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a common share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the holder to receive a whole number of such common shares.

SECTION 4.6 - EXPIRATION OF WARRANTS

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

SECTION 4.7 - TIME OF ESSENCE

Time will be of the essence hereof.

SECTION 4.8 - SUBSCRIPTION PRICE

One Warrant and $0.15 during the term of the Warrants are required to subscribe for each share.

SECTION 4.9 - ADJUSTMENT OF EXERCISE PRICE

The exercise price and the number of common shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(1) If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the exercise price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

(2)     (a)     In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company's resulting from such Reorganization) which the Warrant
                Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

        (b) In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

        (c) The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this paragraph (2).

(3) The adjustments provided for in this Section are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

SECTION 4.10 - DETERMINATION OF ADJUSTMENTS

If any questions will at any time arise with respect to the exercise price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company's Auditors, or, if they decline to so act any other firm of chartered accountants, in San Francisco, California that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the holders of the Warrants.

ARTICLE 5 - COVENANTS BY THE COMPANY

SECTION 5.1 - RESERVATION OF SHARES

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

SECTION 5.2 - COMPANY MAY PURCHASE

The Company may from time to time offer to purchase and purchase, for cancellation only, any Warrants in such manner, from such persons and on such terms and conditions as it determines.

SECTION 5.3 - REGISTRATION RIGHTS

(1) If the Company determines to register any of its securities for the account of a securityholder or holders, other than in a registration relating solely to employee benefit plans, a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will (i) promptly give to each person who is a Warrant Holder at the effective date notice and (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registerable Securities of such securityholder as requested, such request to be made in writing and received by the Company within twenty (20) days after it delivers its notice of the proposed registration. Such request may specify all or part of the Holder's Registerable Securities. As used herein, the term "Registerable Securities" means shares of the Company's common stock issued or issuable to a Warrant Holder pursuant hereto.

(2) If any shares issuable as a result of the exercise of Warrants hereunder cannot be registered as a result of limitations of the aggregate number of shares of Registerable Securities that may be so included, the number of shares of Registerable Securities that may be included shall be allocated among the Holders requesting inclusion of shares pro rata on the basis of the number of shares of Registerable Securities, provided that such allocation shall not operate to reduce the aggregate number of Registerable Securities that may be included in such registration if any Holder does not request inclusion of the maximum number of shares of Registerable Securities allocated to it pursuant to the procedure described in this section, and the remaining portion of its allocation shall be reallocated among those requesting Holders whose allocation did not satisfy the request pro rata on the basis of the number of shares of Registerable Securities which will be held by such Holders and any selling shareholders.

(3) Notwithstanding the rights set forth herein, the Company shall have no registration obligation to any Holder in the event that the Company is advised by its underwriter or other selling agent that the underwriter is not willing to register shares issuable pursuant to the Warrants by reason of market conditions or any other reason relating to the primary obligation of such underwriter or agent to sell the shares of the Company, its being the intention of the parties that the Company's ability to sell all of the shares that it wishes to sell pursuant to any registration statement shall be paramount to, and shall supersede, the rights of any Holder hereunder.

ARTICLE 6 - WAIVER OF CERTAIN RIGHTS

SECTION 6.1 - IMMUNITY OF SHAREHOLDERS, ETC.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

ARTICLE 7 - MODIFICATION OF TERMS, MERGER, SUCCESSORS

SECTION 7.1 - MODIFICATION OF TERMS AND CONDITIONS FOR CERTAIN PURPOSES

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

SECTION 7.2 - TRANSFERABILITY

The Warrants and all rights attached to them are not transferable or assignable without the prior written consent of the Company, which consent shall not be unreasonable withheld.

DATED this 20th day of OCTOBER, 2000.

                                      NETSTAFF, INC.

                                       By: /s/PATRICK RYLEE
                                          -----------------------------------
                                           Authorized Signatory